UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Item 1.01 Entry Into a Material Definitive Agreement

On May 31, 2023, Marathon Digital Holdings, Inc. (the “Company”) appointed Salman Khan as its new Chief Financial Officer, effective as of June 14, 2023.

Mr. Khan previously served as Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer at Verb Technology Company, Inc. (Verb) since March 30, 2022. On January 20, 2022, Mr. Khan was appointed as the Interim Chief Financial Officer by the board of directors of Verb. Mr. Khan joined Verb in May 2021 as Executive Vice President of Corporate Development and Strategic Planning where he worked closely with the Company’s CEO in connection with mergers and acquisitions and capital market activities. From August 2006 to May 2021, Mr. Khan served in various senior executive level positions with increasing responsibilities such as director of renewable energy, director of corporate development, director of technical accounting and financial reporting, and business division controller and chief financial officer with Occidental Petroleum Corporation and its spinoff, California Resources Corporation. Mr. Khan has 25 years of finance and accounting experience with eight years at Arthur Andersen, PricewaterhouseCoopers and Ernst & Young, where he served domestic and international clients in technology, media, telecommunications, entertainment, and biotechnology industries. Mr. Khan holds a Masters in Business Administration from the University of Michigan, Ross School of Business and is a licensed chartered certified accountant (UK).

The Agreement has a term of three years and automatically renews for successive one year terms unless either party provides notice of nonrenewal at least 90 days prior to the end of the initial term or any renewal term. Mr. Khan’s annual base salary is $475,000 with annual 3% cost of living increases and bonuses up to 100% of his base salary at the discretion of the Company’s Board of Directors. Mr. Khan shall also receive a $125,000 signing bonus which will be subject to full clawback by the Company, if he is no longer employed by the Company as of June 14, 2024.

Mr. Khan will be provided with a grant of 297,247 restricted stock units, subject to the vesting schedule displayed below. Vesting of the Compensation Shares shall occur as follows 74,312 RSUs on July 1, 2024, and then 18,578 RSUs on the last day of each of the eleven calendar quarters thereafter and 18,577 RSUs vesting on the twelfth calendar quarter, which is July 1, 2027. In the event of a Change of Control, the remaining unvested RSUs will vest immediately.

Mr. Khan shall be eligible for such grants of awards, such as awards commonly known as long term incentive plan awards awarded on or after the first anniversary of the commencement date of employment hereunder, under any applicable Company incentive plan (or any successor or replacement plan adopted by the Board and approved by the stockholders of the Company) (the “Plan”) as the Compensation Committee or Board may from time to time determine (the “Share Awards”). Share Awards shall be subject to the applicable Plan terms and conditions. If 100% of any determined targets are met, the Executive would be entitled to a dollar amount in RSUs equal to 300% of the Executive’s then applicable Base Salary.

Mr. Khan is entitled to 25 paid vacation days per year and is entitled to participate in all Company benefit plans per standard Company policy.

Upon any termination of the Agreement, Mr. Khan is entitled to compensation and reimbursement of expenses through the date of termination as well as payment for any accrued and unpaid vacation days. If the termination is other than for cause, Mr. Khan’s outstanding RSUs shall immediately vest. Upon a termination not for cause by the Company or by Mr. Khan with good reason or within 180 days of a change in control, he shall receive the greater of his remaining base salary for the remaining term of the Agreement and 12 months base salary plus benefits. The Agreement contains customary and usual definitions of termination for cause and good reason.

The Annual Bonus, and any and all stock based compensation (such as options and equity awards) (collectively, the “Clawback Benefits”) shall be subject to “Clawback Rights” as follows: during the period that the Executive is employed by the Company and upon the termination of the Executive’s employment and for a period of three (3) years thereafter, if there is a restatement of any financial results from which any metrics were determined to be achieved which were the basis of the granting and calculation of such Clawback Benefits to the Executive, the Executive agrees to repay any amounts which were determined by reference to any Company financial results which were later restated (as defined below), to the extent the Clawback Benefits amounts paid exceed the Clawback Benefits amounts that would have been paid, based on the restatement of the Company’s financial information.

Item 3.02 Sales of Unregistered Equity Securities

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Exhibits

Item 10.1	Executive Employment Agreement dated May 31, 2023

104	Inline XBRL

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2023

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn
Title:	General Counsel